Dear Fellow Investors,

    We are pleased to report that market conditions have shown improvement from post-Sept. 11th lows, and that the Fund has performed relatively well in this uncertain environment. While our economy has shown surprising resiliency under the most difficult of circumstances, we are still likely to have a bumpy road ahead as external factors continue to affect the markets. That being said, we are still optimistic on a gradual recovery in the economy and markets this year, but are balancing this view by more actively managing the Fund's risk profile.

    Specifically, as we have modest expectations for the broader market averages this year, we believe that stock selection will be even more critical in order to achieve significant outperformance. Our recent additions to the Fund in broadband infrastructure and online travel companies are examples of areas where we expect growth to exceed broader economic improvement rates by a wide margin. Additionally, we have been engaging in a more active portfolio management approach, increasing and decreasing holding percentages based on a combination of risk profiling and valuation methodologies. While this has resulted in a more active trading style than the Fund has had historically, it has resulted in a decrease in the Fund's overall volatility. We believe that this combination of an increased focus on stock selection and a higher level of risk management should position the Fund well in the current market climate.

    Once again, we would like to thank all shareholders for their trust and confidence and look forward to a promising future together.

Ryan Jacob
Portfolio Manager

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the following semi-annual report for fund holdings. As of February 28, 2002, the Fund's 1-year and since inception (12-14-99) average annual total returns were (54.07)% and (68.23)%, respectively. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Quasar Distributors, LLC, distributor. (04/02)

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                                                  VALUE
------                                                                                  -----
          COMMON STOCKS                                                  98.5%
          INTERNET -- COMMERCE                            27.0%
 15,000   Agile Software Corporation*                                                $   150,750
104,000   Autobytel Inc.*                                                                312,000
  1,000   eBay Inc.*                                                                      52,050
 30,000   E*Trade Group, Inc.*                                                           243,000
  8,000   Expedia, Inc -- Class A*                                                       447,200
 25,000   Getty Images, Inc.*                                                            642,000
875,000   HomeStore.com, Inc.*                                                         1,067,500
 10,000   Multex.com, Inc.*                                                               39,700
 30,000   The Charles Schwab Corporation                                                 391,200
 30,000   USA Networks, Inc.*                                                            886,800
                                                                                     -----------
                                                                                       4,232,200
------------------------------------------------------------------------------------------------
          INTERNET -- COMMUNICATIONS                       27.5%
130,000   Aether Systems, Inc.*                                                          546,000
 60,000   GlobespanVirata, Inc.*                                                         672,600
 10,000   Newport Corporation *                                                          189,100
 90,000   Nuance Communications Inc.*                                                    522,000
140,000   ONI Systems Corp.*                                                             764,400
 30,000   Openwave Systems Inc.*                                                         167,700
 20,000   SpeechWorks International Inc.*                                                158,000
120,000   Terayon Communication Systems, Inc.*                                           709,200
 50,000   WebEx Communications, Inc.*                                                    571,000
                                                                                     -----------
                                                                                       4,300,000
------------------------------------------------------------------------------------------------
          INTERNET -- INFRASTRUCTURE                         25.9%
  2,000   Adobe Systems Incorporated                                                      72,760
 10,000   Akamai Technologies, Inc.*                                                      31,100
420,000   Be Free, Inc.*                                                                 609,000
  5,000   Digital Insight Corporation*                                                   117,650
 25,000   Internet Security Systems, Inc.*                                               592,750
785,000   Intertrust Technologies Corporation*                                           800,700
 10,000   MatrixOne, Inc.*                                                               113,200
 10,000   Netegrity, Inc.*                                                               123,400
 10,000   Network Associates, Inc.*                                                      237,200
 80,000   OPNET Technologies, Inc.*                                                      704,000
150,000   Palm, Inc.*                                                                    453,000
  5,000   VeriSign, Inc.*                                                                118,650
  5,000   webMethods, Inc.*                                                               86,000
                                                                                     -----------
                                                                                       4,059,410
                                                                                     -----------

                     See notes to the financial statements.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                                                  VALUE
------                                                                                  -----
          COMMON STOCKS -- (CONTINUED)                                   98.5%
          INTERNET-MEDIA CONTENT                         18.1%
 20,000   AOL Time Warner Inc.*                                                      $   496,000
 15,000   CNET Networks, Inc.*                                                            71,400
 20,000   DoubleClick Inc.*                                                              215,400
440,000   iVillage Inc.*                                                                 902,000
153,000   MarketWatch.com, Inc.*                                                         538,560
280,000   SINA.com*^                                                                     462,000
 10,000   Yahoo! Inc.*                                                                   144,600
                                                                                     -----------
                                                                                       2,829,960
                                                                                     -----------
          TOTAL COMMON STOCKS (COST $23,658,454)                                      15,421,570
                                                                                     -----------

PRINCIPAL
 AMOUNT
 ------
            SHORT-TERM INVESTMENTS                                         4.8%
            VARIABLE RATE DEMAND NOTES #                  4.8%
$311,795    American Family Financial Services, Inc., 1.4726%                             311,795
 120,000    Wisconsin Corporate Central Credit Union, 1.52%                               120,000
 323,178    Wisconsin Electric Power Company, 1.4725%                                     323,178
                                                                                      -----------
            TOTAL SHORT-TERM INVESTMENTS
            (COST $754,973)                                                               754,973
                                                                                      -----------
            TOTAL INVESTMENTS (COST $24,413,427)                         103.3%        16,176,543
                                                                                      -----------
            LIABILITIES, LESS OTHER ASSETS                               (3.3)%          (524,109)
                                                                                      -----------
            TOTAL NET ASSETS                                             100.0%       $15,652,434
                                                                                      -----------
                                                                                      -----------

* Non-income producing security.

^ Foreign security.

# Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rate listed is as of February 28, 2002.

                     See notes to the financial statements.

JACOB INTERNET FUND
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (cost $24,413,427)                  $  16,176,543
    Receivable for investments sold                                 575,726
    Receivable for capital shares sold                                8,190
    Interest receivable                                                 806
    Receivable from affiliate                                        35,982
    Other assets                                                     25,906
                                                              -------------
        Total Assets                                             16,823,153
                                                              -------------
LIABILITIES:
    Payable for investments purchased                             1,003,324
    Capital shares repurchased                                       12,878
    Payable to Adviser                                               13,132
    Accrued expenses and other liabilities                          141,385
                                                              -------------
        Total Liabilities                                         1,170,719
                                                              -------------
NET ASSETS                                                    $  15,652,434
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
    Capital Stock                                             $ 225,382,406
    Accumulated net realized loss on investments               (201,493,088)
    Net unrealized depreciation on investments                   (8,236,884)
                                                              -------------
        Total Net Assets                                      $  15,652,434
                                                              -------------
                                                              -------------
    Shares outstanding (20 billion shares of $0.001 par
      value authorized)                                          19,911,986
                                                              -------------
    Net asset value, redemption price and offering price per
      share                                                   $        0.79
                                                              -------------
                                                              -------------

                     See notes to the financial statements.

JACOB INTERNET FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividend Income                                           $        723
    Interest income                                                 32,315
                                                              ------------
        Total Investment Income                                     33,038
                                                              ------------

EXPENSES
    Investment advisory fee                                        108,665
    Distribution expenses                                           19,123
    Administration fee                                              17,226
    Shareholder servicing and accounting costs                     162,902
    Custody fees                                                    13,384
    Federal and state registration                                  10,463
    Professional fees                                               30,019
    Reports to shareholders                                         21,666
    Directors' fees and expenses                                    21,225
    Other                                                           15,180
                                                              ------------
        Total expenses                                             419,853
                                                              ------------
NET INVESTMENT LOSS                                               (386,815)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss on investments                           (13,478,371)
    Change in net unrealized appreciation/depreciation on
      investments                                               13,226,979
                                                              ------------
    Net realized and unrealized loss on investments               (251,392)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   (638,207)
                                                              ------------
                                                              ------------

                     See notes to the financial statements.

JACOB INTERNET FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 SIX MONTHS            YEAR
                                                                    ENDED              ENDED
                                                              FEBRUARY 28, 2002   AUGUST 31, 2001
                                                              -----------------   ---------------
                                                                 (UNAUDITED)
OPERATIONS:
    Net investment loss                                         $   (386,815)      $  (1,051,907)
    Net realized loss on investments                             (13,478,371)       (107,498,049)
    Net increase from payment by affiliate for net losses
      realized on investments not meeting the investment
      guidelines of the Fund                                              --              71,965
    Change in net unrealized appreciation/depreciation on
      investments                                                 13,226,979           6,012,213
                                                                ------------       -------------
        Net decrease in net assets resulting from operations        (638,207)       (102,465,778)
                                                                ------------       -------------
CAPITAL SHARE TRANSACTIONS: (NOTE 3)
    Proceeds from shares sold                                      5,614,341          27,596,949
    Cost of shares redeemed                                       (6,341,092)        (35,893,336)
                                                                ------------       -------------
        Net decrease in net assets resulting from capital
          share transactions                                        (726,751)         (8,296,387)
                                                                ------------       -------------
NET DECREASE IN NET ASSETS                                        (1,364,958)       (110,762,165)

NET ASSETS:
    Beginning of period                                           17,017,392         127,779,557
                                                                ------------       -------------
    End of period                                               $ 15,652,434       $  17,017,392
                                                                ------------       -------------
                                                                ------------       -------------

                     See notes to the financial statements.

JACOB INTERNET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      DECEMBER 14, 1999(1)
                                            SIX MONTHS ENDED         YEAR ENDED             THROUGH
                                           FEBRUARY 28, 2002      AUGUST 31, 2001       AUGUST 31, 2000
                                           -----------------      ---------------       ---------------
                                              (UNAUDITED)
PER SHARE DATA:
Net asset value, beginning of period          $      0.83           $      5.54           $      10.00
                                              -----------           -----------           ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss(2)                          (0.02)                (0.05)                 (0.09)
    Net realized and unrealized losses
      on investments                                (0.02)                (4.66)                 (4.37)
                                              -----------           -----------           ------------
    Total from investment operations                (0.04)                (4.71)                 (4.46)
                                              -----------           -----------           ------------
Net asset value, end of period                $      0.79           $      0.83           $       5.54
                                              -----------           -----------           ------------
                                              -----------           -----------           ------------
Total return                                       (4.82%)(3)           (85.02%)(4)            (44.60%)(3)
SUPPLEMENTAL DATA AND RATIOS:
    Net assets, end of period                 $15,652,434           $17,017,392           $127,779,557
    Ratio of operating expenses to
      average net assets before
      reimbursement by Adviser                      4.83%(5)              2.99%                  2.30%(5)
    Ratio of operating expenses to
      average net assets after
      reimbursement by Adviser                        N/A                 2.82%                  2.00%(5)
    Ratio of net investment loss to
      average net assets before
      reimbursement by Adviser                     (4.45%)(5)            (2.42%)                (1.85%)(5)
    Ratio of net investment loss to
      average net assets after
      reimbursement by Adviser                        N/A                (2.25%)                (1.55%)(5)
    Portfolio turnover rate                       851.33%               347.84%                195.24%

---------

(1) Commencement of operations.

(2) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3) Not annualized.

(4) If certain losses had not been assumed by the affiliate, total return would have been lower by less than 0.01%.

(5) Annualized.

                     See notes to the financial statements.

JACOB INTERNET FUND
NOTES TO THE FINANCIAL STATEMENTS
FEBRUARY 28, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 -- DESCRIPTION OF FUND

Jacob Internet Fund Inc. (the 'Corporation'), was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as an open-end management investment company issuing its shares in series. The Corporation currently consists of one 'diversified' series, the Jacob Internet Fund (the 'Fund') and the authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The primary investment objective of the Fund is long-term growth of capital. The Fund issued and sold 10,000 shares of its capital stock, at $10 per share on September 20, 1999. The Fund commenced operations on December 14, 1999.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

   (a) Investment Valuation -- Investment securities traded on a national securities exchange are valued at their market value determined by their last price in the principal market in which these securities are normally traded, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked and bid prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked and bid prices is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Directors believe in good faith accurately reflects their fair value.

   (b) Income Recognition -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

   (c) Securities Transactions -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the high cost method. During the course of the fiscal year ended August 31, 2001, the Fund incurred losses of $71,965 due to diversification breaks. These losses are noted in the financial statements and are being reimbursed by the Adviser.

   (d) Distributions to Shareholders -- The Fund records distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed at least annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. The Fund

JACOB INTERNET FUND
NOTES TO THE FINANCIAL STATEMENTS  (CONTINUED)
FEBRUARY 28, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

   may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

   (e) Federal Income Taxes -- The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Fund's taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

   (f) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 -- CAPITAL SHARE TRANSACTIONS

At February 28, 2002, there were twenty billion shares, $0.001 par value, authorized.

Transactions in shares of the Fund were as follows:

                                                                 SIX MONTHS ENDED
                                                                FEBRUARY 28, 2002
                                                            --------------------------
                                                              SHARES         AMOUNT
                                                              ------         ------
Sales                                                         6,876,972   $  5,614,341
Redemptions                                                  (7,479,252)    (6,341,092)
                                                            -----------   ------------
Net Decrease                                                   (602,280)  $   (726,751)
                                                            -----------   ------------
                                                            -----------   ------------
SHARES OUTSTANDING:
    Beginning of period                                      20,514,266
                                                            -----------
    End of period                                            19,911,986
                                                            -----------
                                                            -----------

                                                                    YEAR ENDED
                                                                 AUGUST 31, 2001
                                                            --------------------------
                                                              SHARES         AMOUNT
                                                              ------         ------
Sales                                                        10,405,028   $ 27,596,949
Redemptions                                                 (12,972,948)   (35,893,336)
                                                            -----------   ------------
Net Decrease                                                 (2,567,920)  $ (8,296,387)
                                                            -----------   ------------
                                                            -----------   ------------
SHARES OUTSTANDING:
    Beginning of period                                      23,082,186
                                                            -----------
    End of period                                            20,514,266
                                                            -----------
                                                            -----------

JACOB INTERNET FUND
NOTES TO THE FINANCIAL STATEMENTS  (CONTINUED)
FEBRUARY 28, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 4 -- INVESTMENT TRANSACTIONS

During the six months ended February 28, 2002, purchases and sales of investment securities (excluding short-term investments) for the Fund were $122,672,117 and $123,812,354, respectively.

The following information for the Fund is as of February 28, 2002:

     COST FOR          TAX BASIS         TAX BASIS          TAX BASIS
FEDERAL INCOME TAX   NET UNREALIZED   GROSS UNREALIZED   GROSS UNREALIZED
     PURPOSES         DEPRECIATION      APPRECIATION       DEPRECIATION
     --------         ------------      ------------       ------------
   $36,516,899        $(20,340,356)      $1,562,617        $(21,902,973)

At August 31, 2001, the Fund had an accumulated net realized capital loss carryover of $92,790,048, expiring in 2009. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover for the Fund. In addition, the Fund realized, on a tax basis, post October losses through August 31, 2001 of $76,598,167, which are not recognized for tax purposes until the first day of the following fiscal year.

NOTE 5 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has an Investment Advisory Agreement (the 'Agreement') with Jacob Asset Management of New York LLC (the 'Adviser'), with whom certain officers and Directors of the Board are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Corporation, on behalf of the Fund, compensates the Adviser for its management services based on an annual rate of 1.25% of the Fund's average daily net assets.

The Adviser voluntarily deferred receipt of all or part of its advisory fee and/or absorbed the Fund's other expenses, including organization expenses, to the extent necessary to ensure that the Fund's operating expenses, did not exceed 2.00% of its average daily net assets from September 1, 2000 -
December 31, 2000.

To the extent that the Adviser has deferred or absorbed expenses, it may seek payment of such deferred fees or reimbursement of such absorbed expenses for three years after the year in which fees were deferred or expenses were absorbed. The Fund will make no such payment or reimbursement, however, if the total annual Fund operating expenses exceed 2.00%.

U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC) serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. (formerly Firstar Bank, N.A.) serves as custodian for the Fund.

NOTE 6 -- DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Fund, has adopted a distribution and service plan (the 'Plan'), pursuant to Rule 12b-1 under the Investment Company Act. The Plan provides that the Fund will

JACOB INTERNET FUND
NOTES TO THE FINANCIAL STATEMENTS  (CONTINUED)
FEBRUARY 28, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

compensate the Adviser up to 0.25% per annum of the Funds' average daily net assets for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ('Shareholder Servicing'). The Plan also provides for a distribution fee equal to 0.10% of the Fund's average daily net assets on an annual basis. Such a fee is paid in part to Lepercq de Neuflize Securities, Inc., with the balance paid at the direction of the Adviser to broker-dealers, other financial professionals whose clients are Fund shareholders, and for providing distribution assistance and promotional support to the Fund. The Fund incurred $19,123 in expenses pursuant to the 12b-1 Plan for the six months ended February 28, 2002.

NOTE 7 -- SUBSEQUENT EVENT

On February 21, 2002, the Board of Directors approved a change in distributor. Effective March 1, 2002, Quasar Distributors, LLC, (the 'Distributor') an affiliate of U.S. Bancorp Fund Services, LLC, will serve as distributor to the Fund. The Distributor will be paid an annual distribution fee of 0.10% of the average daily net assets of the Fund (the 'Distribution Fee') under the terms of the Fund's Rule 12b-1 Plan. This fee will be used to compensate the Distributor and, at the direction of the Adviser, to pay promotional and advertising expenses related to the distribution of the Fund's shares and expenses related to the printing of Fund prospectuses used in connection with the distribution and sale of Fund shares.

                               Investment Advisor
                     Jacob Asset Management of New York LLC

                        Administrator and Transfer Agent
                               and Dividend Agent
                        U.S. Bancorp Fund Services, LLC

                          Underwriter and Distributor
                            Quasar Distributors, LLC

                                   Custodian
                                U.S. Bank, N.A.

                              Independent Auditors
                               Ernst & Young LLP

This report has been prepared for the information of shareholders of the Jacob Internet Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Fund's objectives, policies, management, records and other information.

The prospectus should be read carefully before investing and can be obtained by calling:
                            1-888-Jacob-fx (522-6239)

                     Jacob Asset Management of New York LLC
              19 West 34th Street, Suite 816A, New York, NY, 10001
                             www. JacobInternet.com


                                 Jacob Internet
                                   Fund Inc.


                                     [LOGO]


                                   Semi-Annual
                                     Report
                              -------------------
                                February 28, 2002